DEAR SHAREHOLDERS, Reflecting on the past year, we view 2023 as a watershed period for our company, marked by strong execution across the organization. Against the backdrop of a challenging macro environment, we honed our focus, advanced our strategic priorities and established a new paradigm of financial and operational rigor.  We concluded the year with strong fourth quarter performance, delivering results in line with our expectations across our key metrics of Homes Sold, Revenue and Adjusted EBITDA. Additionally, Q4 reflected our third consecutive quarter of sequential increases in revenue and our fourth consecutive quarter of Net Loss and Adjusted EBITDA margin improvement. From an operational perspective, 2023 brought notable wins. We expanded our partnership and ecosystem networks, particularly within our Agent Partnership Program (APP); we continued to diversify our revenue streams, with higher margin, asset-light solutions comprising more than 35 percent of contribution margin after interest in the second half of 2023; and most importantly, we established a clear path to achieving sustained Adjusted EBITDA profitability in 2024. Looking ahead, our strategic roadmap is clear, underpinned by refined roles and responsibilities across key functions as the trusted solution center for customers and partners across the real estate landscape. In 2024, our teams will focus on scaling our asset-light businesses, including the expansion of our partnership programs, and evolving our marketing strategies to potentially maximize returns and capitalize on market opportunities. All of this is built upon our foundational product, our cash offer, which continues to enable our growth and expansion. To that end, our partner network is a key lever in our growth strategy. Our Agent Partnership Program in particular has been instrumental to fostering long-term relationships and driving revenue for both Offerpad and our partner agents. Recent enhancements, including tiered structures and exclusive benefits, are expected to expand our reach even further. Our extended services, from APP to Direct Plus, to Offerpad’s Renovate, accounted for 43 percent of unit transactions in 2023, driving higher margins and customer satisfaction.  We continue to build out our tech stack to enable end-to-end, real-time insights for our asset-light services, from data insights for our real estate agent partners to detailed renovation progress tracking for all stakeholders. As we continue to navigate dynamic market conditions, we are maintaining an unwavering focus on our three strategic imperatives: taking the friction out of real estate, advancing Offerpad’s asset-light businesses and expanding our partner ecosystem. In closing, I want to express gratitude to the Offerpad team, our partners and shareholders for their ongoing support. We move forward with confidence in our strategic vision, operational strength, and commitment to increasing shareholder value. Brian Bair | Chairman and CEO Exhibit 99.2

NET INCOME (LOSS), ADJ. NET INCOME (LOSS) & ADJ. EBITDA ($M) Net Income (Loss) Adj. Net Income (Loss) Adj. EBITDA See Appendix for a reconciliation to the most directly comparable GAAP measure and additional information. TOTAL REVENUE ($M) & HOMES ACQUIRED RETURNS PER HOME SOLD

Offerpad

1H'23 TOTAL CONTRIBUTION MARGIN AFTER INTEREST PER HOME SOLD



-1.8%
($7k)
-1.2%
($5k)
-3.6%
($14k)
-6.7%
($25k)
-10.1%
($37k)
$3k
0.9%
-9.2%
($34k)
Net Sale Proceeds
Holding Costs
Selling Costs
Contribution Margin
Contribution Margin After Interest
Other Services
Total Contribution Margin After Interest

2H'23 TOTAL CONTRIBUTION MARGIN AFTER INTEREST PER HOME SOLD



$30k
9.0%
-0.8%
($3k)
-3.1%
($10k)
$17k
5.2%
$12k
3.5%
$7k
2.0%
$19k
5.6%
Net Sale Proceeds
Holding Costs
Selling Costs
Contribution Margin
Contribution Margin After Interest
Other Services
Total Contribution Margin After Interest

See Appendix for a reconciliation to the most directly comparable GAAP measure and additional information.

3 | Q4 2023

FIRST QUARTER 2024 OUTLOOK HOMES SOLD 750 – 850 REVENUE $245M – $285M ADJUSTED EBITDA1 ($10)M – ($2.5)M 1 See Non-GAAP financial measures in Appendix for an explanation of why a reconciliation of this guidance cannot be provided.

APPENDIX Forward-Looking Statements Certain statements in this shareholder letter may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Offerpad’s future financial or operating performance. For example, statements regarding Offerpad’s financial outlook, expectations regarding profitability, and anticipated market conditions in the industry in which Offerpad operates are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may impact such forward-looking statements include, but are not limited to, Offerpad’s ability to respond to general economic conditions; the health of the U.S. residential real estate industry; Offerpad’s ability to grow market share in its existing markets or any new markets it may enter; Offerpad’s ability to manage its growth and its costs structure effectively; Offerpad’s ability to accurately value and manage real estate inventory, maintain an adequate and desirable supply of real estate inventory, and manage renovations; Offerpad’s ability to successfully launch new product and service offerings, and to manage, develop and refine its technology platform; Offerpad’s ability to maintain and enhance its products and brand, and to attract customers; Offerpad’s ability to achieve and maintain profitability in the future; the success of strategic relationships with third parties; and Offerpad’s failure to meet the New York Stock Exchange’s continued listing standards. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 to be filed with the Securities and Exchange Commission on or about February 27, 2024, and our other reports filed with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this shareholder letter. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Offerpad and its management, are inherently uncertain. Nothing in this shareholder letter should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Offerpad undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

OFFERPAD SOLUTIONS INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS     Three Months Ended December 31,     Year Ended December 31,   (in thousands, except per share data) (Unaudited)   2023     2022     2023     2022   Revenue   $ 240,458     $ 677,214     $ 1,314,412     $ 3,952,314   Cost of revenue     223,766       722,074       1,244,231       3,769,892   Gross profit (loss)     16,692       (44,860)     70,181       182,422   Operating expenses:                         Sales, marketing and operating     17,932       48,761       116,558       238,931   General and administrative     8,775       13,300       50,091       58,718   Technology and development     1,236       2,978       7,945       12,090   Total operating expenses     27,943       65,039       174,594       309,739   Loss from operations     (11,251)     (109,899)     (104,413)     (127,317) Other income (expense):                         Change in fair value of warrant liabilities     (109)     3,360       68       23,522   Interest expense     (5,154)     (15,135)     (18,859)     (45,991) Other income, net     1,065       861       6,149       1,532   Total other expense     (4,198)     (10,914)     (12,642)     (20,937) Loss before income taxes     (15,449)     (120,813)     (117,055)     (148,254) Income tax benefit (expense)     8       (324)     (163)     (359) Net loss   $ (15,441)   $ (121,137)   $ (117,218)   $ (148,613) Net loss per share, basic   $ (0.57)   $ (7.35)   $ (4.44)   $ (9.09) Net loss per share, diluted   $ (0.57)   $ (7.35)   $ (4.44)   $ (9.09) Weighted average common shares outstanding, basic     27,292       16,492       26,385       16,343   Weighted average common shares outstanding, diluted     27,292       16,492       26,385       16,343

OFFERPAD SOLUTIONS INC. CONDENSED CONSOLIDATED BALANCE SHEETS     As of December 31,   (in thousands, except par value per share) (Unaudited)   2023     2022   ASSETS             Current assets:             Cash and cash equivalents   $ 75,967     $ 97,241   Restricted cash     3,967       43,058   Accounts receivable     9,935       2,350   Real estate inventory     276,500       664,697   Prepaid expenses and other current assets     5,236       6,833   Total current assets     371,605       814,179   Property and equipment, net     4,517       5,194   Other non-current assets     3,572       5,696   TOTAL ASSETS   $ 379,694     $ 825,069   LIABILITIES AND STOCKHOLDERS’ EQUITY             Current liabilities:             Accounts payable   $ 4,946     $ 4,647   Accrued and other current liabilities     13,859       28,252   Secured credit facilities and other debt, net     227,132       605,889   Secured credit facilities and other debt - related party     30,092       60,176   Total current liabilities     276,029       698,964   Warrant liabilities     471       539   Other long-term liabilities     1,418       3,689   Total liabilities     277,918       703,192   Commitments and contingencies             Stockholders’ equity:             Class A common stock, $0.0001 par value; 2,000,000 shares authorized; 27,233 and 15,491 shares issued and outstanding as of December 31, 2023 and 2022, respectively     3       2   Class B common stock, zero shares authorized, issued and outstanding as of December 31, 2023; and $0.0001 par value, 20,000 shares authorized; 988 shares issued and outstanding as of December 31, 2022     —       —   Additional paid in capital     499,660       402,544   Accumulated deficit     (397,887)     (280,669) Total stockholders’ equity     101,776       121,877   TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY   $ 379,694     $ 825,069

OFFERPAD SOLUTIONS INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS     Year Ended December 31,   ($ in thousands) (Unaudited)   2023     2022   Cash flows from operating activities:             Net loss   $ (117,218)   $ (148,613) Adjustments to reconcile net loss to net cash provided by operating activities:             Depreciation     728       1,022   Amortization of debt financing costs     4,343       2,948   Real estate inventory valuation adjustment     8,937       93,810   Stock-based compensation     7,915       8,307   Change in fair value of warrant liabilities     (68)     (23,522) Gain on sale of derivative instruments     (2,124)     —   Loss on disposal of property and equipment     76       —   Changes in operating assets and liabilities:             Accounts receivable     (7,585)     3,815   Real estate inventory     379,260       374,064   Prepaid expenses and other assets     3,733       (275) Accounts payable     299       (1,752) Accrued and other liabilities     (16,664)     (4,402) Net cash provided by operating activities     261,632       305,402   Cash flows from investing activities:             Purchases of property and equipment     (127)     (1,070) Purchases of derivative instruments     (2,569)     —   Proceeds from sale of derivative instruments     4,681       —   Net cash provided by (used in) investing activities     1,985       (1,070) Cash flows from financing activities:             Borrowings from credit facilities and other debt     875,559       3,178,033   Repayments of credit facilities and other debt     (1,286,795)     (3,540,466) Payment of debt financing costs     (1,948)     (646) Borrowings from warehouse lending facility     25,193       —   Repayments of warehouse lending facility     (25,193)     —   Proceeds from issuance of pre-funded warrants     90,000       —   Proceeds from exercise of pre-funded warrants     11       —   Issuance cost of pre-funded warrants     (784)     —   Proceeds from exercise of stock options     53       4,898   Payments for taxes related to stock-based awards     (78)     (285) Net cash used in by financing activities     (323,982)     (358,466) Net change in cash, cash equivalents and restricted cash     (60,365)     (54,134) Cash, cash equivalents and restricted cash, beginning of period     140,299       194,433   Cash, cash equivalents and restricted cash, end of period   $ 79,934     $ 140,299   Reconciliation of cash, cash equivalents and restricted cash to the condensed consolidated balance sheet:             Cash and cash equivalents   $ 75,967     $ 97,241   Restricted cash     3,967       43,058   Total cash, cash equivalents and restricted cash   $ 79,934     $ 140,299   Supplemental disclosure of cash flow information:             Cash payments for interest   $ 24,730     $ 59,732

Non-GAAP Financial Measures In addition to our results of operations above, we report certain financial measures that are not required by, or presented in accordance with, U.S. generally accepted accounting principles (“GAAP”). These measures have limitations as analytical tools when assessing our operating performance and should not be considered in isolation or as a substitute for GAAP measures, including gross profit and net income. We may calculate or present our non-GAAP financial measures differently than other companies who report measures with similar titles and, as a result, the non-GAAP financial measures we report may not be comparable with those of companies in our industry or in other industries. We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted net income (loss) or Contribution Profit After Interest to Gross profit within this shareholder letter because we are unable to calculate certain reconciling items without making unreasonable efforts. With respect to Adjusted EBITDA, these items include, but are not limited to, stock-based compensation with respect to future grants and forfeitures, and with respect to Contribution Profit After Interest, these items include, but are not limited to, inventory valuation adjustments, inventory sales timing or product mix, which could materially affect the computation of forward-looking net income (loss) and Gross Profit, respectively, and are inherently uncertain and depend on various factors, some of which are outside of our control. Adjusted Gross Profit, Contribution Profit, and Contribution Profit After Interest (and related margins) To provide investors with additional information regarding our margins, we have included Adjusted Gross Profit, Contribution Profit, and Contribution Profit After Interest (and related margins), which are non-GAAP financial measures. We believe that Adjusted Gross Profit, Contribution Profit, and Contribution Profit After Interest are useful financial measures for investors as they are used by management in evaluating unit level economics and operating performance across our markets. Each of these measures is intended to present the economics related to homes sold during a given period. We do so by including revenue generated from homes sold (and ancillary services) in the period and only the expenses that are directly attributable to such home sales, even if such expenses were recognized in prior periods, and excluding expenses related to homes that remain in real estate inventory as of the end of the period presented. Contribution Profit provides investors a measure to assess Offerpad’s ability to generate returns on homes sold during a reporting period after considering home acquisition costs, renovation and repair costs, and adjusting for holding costs and selling costs. Contribution Profit After Interest further impacts gross profit by including interest costs (including senior and mezzanine secured credit facilities) attributable to homes sold during a reporting period. We believe these measures facilitate meaningful period over period comparisons and illustrate our ability to generate returns on assets sold after considering the costs directly related to the assets sold in a presented period. Adjusted Gross Profit, Contribution Profit and Contribution Profit After Interest (and related margins) are supplemental measures of our operating performance and have limitations as analytical tools. For example, these measures include costs that were recorded in prior periods under GAAP and exclude, in connection with homes held in inventory at the end of the period, costs required to be recorded under GAAP in the same period. Accordingly, these measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We include a reconciliation of these measures to the most directly comparable GAAP financial measure, which is gross profit.

Adjusted Gross Profit / Margin We calculate Adjusted Gross Profit as gross profit under GAAP adjusted for (1) net real estate inventory valuation adjustment plus (2) interest expense associated with homes sold in the presented period and recorded in cost of revenue. Net real estate inventory valuation adjustment is calculated by adding back the real estate inventory valuation adjustment charges recorded during the period on homes that remain in real estate inventory at period end and subtracting the real estate inventory valuation adjustment charges recorded in prior periods on homes sold in the current period. We define Adjusted Gross Margin as Adjusted Gross Profit as a percentage of revenue. We view this metric as an important measure of business performance, as it captures gross margin performance isolated to homes sold in a given period and provides comparability across reporting periods. Adjusted Gross Profit helps management assess performance across the key phases of processing a home (acquisitions, renovations, and resale) for a specific resale cohort. Contribution Profit / Margin We calculate Contribution Profit as Adjusted Gross Profit, minus (1) direct selling costs incurred on homes sold during the presented period, minus (2) holding costs incurred in the current period on homes sold during the period recorded in sales, marketing, and operating, minus (3) holding costs incurred in prior periods on homes sold in the current period recorded in sales, marketing, and operating, plus (4) other income, net which is primarily composed of interest income earned on our cash and cash equivalents and fair value adjustments of derivative financial instruments. The composition of our holding costs is described in the footnotes to the reconciliation table below. We define Contribution Margin as Contribution Profit as a percentage of revenue. We view this metric as an important measure of business performance as it captures the unit level performance isolated to homes sold in a given period and provides comparability across reporting periods. Contribution Profit helps management assess inflows and outflow directly associated with a specific resale cohort. Contribution Profit / Margin After Interest We define Contribution Profit After Interest as Contribution Profit, minus (1) interest expense associated with homes sold in the presented period and recorded in cost of revenue, minus (2) interest expense associated with homes sold in the presented period, recorded in costs of sales, and previously excluded from Adjusted Gross Profit, and minus (3) interest expense under our senior and mezzanine secured credit facilities incurred on homes sold during the period. This includes interest expense recorded in prior periods in which the sale occurred. Our senior and mezzanine secured credit facilities are secured by our homes in real estate inventory and drawdowns are made on a per-home basis at the time of purchase and are required to be repaid at the time the homes are sold. We define Contribution Margin After Interest as Contribution Profit After Interest as a percentage of revenue. We view this metric as an important measure of business performance. Contribution Profit After Interest helps management assess Contribution Margin performance, per above, when fully burdened with costs of financing.

The following tables present a reconciliation of our Adjusted Gross Profit, Contribution Profit and Contribution Profit After Interest to our Gross (Loss) Profit, which is the most directly comparable GAAP measure, and Contribution Profit (Loss) Per Home Sold and Contribution (Loss) Profit After Interest Per Home Sold to Offerpad’s Gross (Loss) Profit Per Home Sold, which is the most directly comparable GAAP measure, for the periods indicated: Three Months Ended (in thousands, except percentages and homes sold, unaudited) December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022   Gross profit (loss) $16,692   $23,973   $22,231   $7,285   $ (44,860) Gross margin 6.9% 10.2% 9.7% 1.2% -6.6%   Homes sold 712   703   650   1,609   1,865 Gross profit (loss) per home sold 23.4 34.1 34.2 4.5 (24.1)   Adjustments:                   Inventory valuation adjustment - current period 565 918 169 7,285 44,075   Inventory valuation adjustment - prior period (713)   (318)   (13,679)   (51,515)   (25,469) Interest expense capitalized 964 235 1,358 4,677 3,081   Adjusted gross profit (loss) 17,508   24,808   10,079   (32,268)   (23,173) Adjusted gross margin 7.3% 10.6% 4.4% -5.3% -3.4% Adjustments:   Direct selling costs (5,829)   (5,593)   (5,743)   (18,061)   (20,584) Holding costs on sales - current period (742) (453) (269) (1,248) (1,251)   Holding costs on sales - prior period (285)   (72)   (567)   (1,886)   (1,209) Other income, net 1,065 3,837 965 282 861   Contribution profit (loss) 11,717   22,527   4,465   (53,181)   (45,356) Contribution margin 4.9% 9.6% 1.9% -8.7% -6.7%   Homes sold 712   703   650   1,609   1,865 Contribution profit (loss) per home sold 16.5 32.0 6.9 (33.1) (24.3)   Adjustments:                   Interest expense capitalized (964) (235) (1,358) (4,677) (3,081)   Interest expense on homes sold - current period (2,041)   (2,622)   (1,292)   (5,498)   (5,858) Interest expense on homes sold - prior period (1,466) (553) (3,708) (12,032) (6,943)   Contribution profit (loss) after interest 7,246   19,117   (1,893)   (75,388)   (61,238) Contribution margin after interest 3.0% 8.2% -0.8% -12.4% -9.0%   Homes sold 712   703   650   1,609   1,865 Contribution profit (loss) after interest per home sold 10.2 27.2 (2.9) (46.9) (32.8)

Adjusted Net (Loss) Income and Adjusted EBITDA

We also present Adjusted Net Income (Loss) and Adjusted EBITDA, which are non-GAAP financial measures, which our management team uses to assess our underlying financial performance. We believe these measures provide insight into period over period performance, adjusted for non-recurring or non-cash items.

We calculate Adjusted Net Income (Loss) as GAAP Net Income (Loss) adjusted for the change in fair value of warrant liabilities. We define Adjusted Net Income (Loss) Margin as Adjusted Net Income (Loss) as a percentage of revenue.

We calculate Adjusted EBITDA as Adjusted Net Income (Loss) adjusted for interest expense, amortization of capitalized interest, taxes, depreciation and amortization and stock-based compensation expense. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of revenue.

Adjusted Net Income (Loss) and Adjusted EBITDA are supplemental to our operating performance measures calculated in accordance with GAAP and have important limitations. For example, Adjusted Net Income (Loss) and Adjusted EBITDA exclude the impact of certain costs required to be recorded under GAAP and could differ substantially from similarly titled measures presented by other companies in our industry or companies in other industries. Accordingly, these measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP.

The following table presents a reconciliation of our Adjusted Net Income (Loss) and Adjusted EBITDA to our GAAP Net Income (Loss), which is the most directly comparable GAAP measure, for the periods indicated:

	Three Months Ended				
(in thousands, except percentages, unaudited)	**December 31, 2023**	**September 30, 2023**	**June 30, 2023**	**March 31, 2023**	**December 31, 2022**
Net loss (GAAP)	**$ (15,441)**	**$ (19,986)**	**$ (22,344)**	**$ (59,447)**	**$ (121,137)**
Change in fair value of warrant liabilities	109	(131)	(435)	389	(3,360)
Adjusted net loss	**$ (15,332)**	**$ (20,117)**	**$ (22,779)**	**$ (59,058)**	**$ (124,497)**
Adjusted net loss margin	*(6.4%)*	*(8.6%)*	*(9.9%)*	*(9.7%)*	*(18.4%)*
Adjustments:					
Interest expense	5,154	4,406	1,867	7,432	15,135
Amortization of capitalized interest (1)	964	235	1,358	4,677	3,081
Income tax (benefit) expense	(8)	6	43	122	324
Depreciation and amortization	172	175	178	202	258
Amortization of stock-based compensation	2,000	2,017	2,055	1,843	2,014
Adjusted EBITDA	**(7,050)**	**(13,277)**	**(17,278)**	**(44,782)**	**(103,685)**
Adjusted EBITDA margin	*(2.9%)*	*(5.7%)*	*(7.5%)*	*(7.3%)*	*(15.3%)*

(1) Amortization of capitalized interest represents all interest related costs, including senior and mezzanine interest related costs, incurred on homes sold in the period presented that were capitalized and expensed in cost of sales at the time of sale.

12 | Q4 2023

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